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                                                                   EXHIBIT 99.1

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                         HALLWOOD REALTY PARTNERS, L.P.

                                       AND

                          EQUISERVE TRUST COMPANY, N.A.

                                 AS RIGHTS AGENT




                              --------------------

                             AMENDMENT NO. 2 TO THE

                         UNIT PURCHASE RIGHTS AGREEMENT

                          DATED AS OF NOVEMBER 30, 1990



                              DATED: MARCH 28, 2003




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                AMENDMENT NO. 2 TO UNIT PURCHASE RIGHTS AGREEMENT

         Amendment No. 2 made as of March 28, 2003 (the "Amendment") to the Unit Purchase Rights Agreement, dated as of November 30, 1990, by and between HALLWOOD REALTY PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), and EQUISERVE TRUST COMPANY, N.A., a national banking association (formerly known as Bank Boston, N.A. and The First National Bank of Boston, the "Rights Agent"), as amended by that certain Amendment No. 1 to the Rights Plan, dated February 14, 2000, between the Partnership and the Rights Agent (as so amended, the "Rights Plan").

         WHEREAS, the Partnership and the Rights Agent desire to amend certain terms of the Rights Plan as set forth herein, pursuant to Section 26 of the Rights Plan.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         1.       Amendment. The Rights Plan is hereby amended as follows:

               (a) Section 1(a) is hereby amended to add the following sentence to the end of such Section 1(a):

         "Notwithstanding anything herein to the contrary, if the General Partner of the Partnership determines in good faith that a Person who, together with all Affiliates and Associates of such Person, would otherwise be an "Acquiring Person," as defined pursuant to this Section 1(a), has become such inadvertently, and such Person and/or its Affiliates and Associations divest as promptly as practicable a sufficient number of Voting Units of the Partnership so that such Person, together with all Affiliates and Associations of such Person, would no longer be an "Acquiring Person," as defined pursuant to this
         Section 1(a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement."

               (b) Section 2 is hereby amended by deleting the last sentence and replacing it with the following:

         "The Partnership may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such Co-Rights Agent."

               (c) Section 3(b) is hereby amended in its entirety to read as follows:

         "Until the earlier of (i) the close of business on the tenth day after the Unit Acquisition Date or (ii) the close of business on the tenth day (or such later date as may be determined by action of the General Partner prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 30% or more of the then outstanding Voting Units of the Partnership (irrespective of whether any units are actually purchased pursuant to any such offer) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights shall be evidenced (subject to the provisions of Section 3(a)) by the certificates for Units registered in the name of the holders of the Units (which certificates for Units shall also constitute certificates for Rights) and not by separate Right certificates and the record holders of such certificates for Units shall be the record holders of the Rights represented thereby and
         (y) each Right shall be transferable only simultaneously and together with the transfer of a Unit (subject to adjustment as hereinafter provided). Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for Units shall constitute the surrender for transfer of the Right or Rights associated with the Units evidenced thereby, whether or not a copy of the Summary of Rights is transferred simultaneously with such share certificate."

               (d) Section 3(c) is hereby amended in its entirety to read as follows:

         "Certificates for Units issued after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date, or the Final Expiration Date shall have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:

                  This certificate also evidences and entitles the holder hereof to the same number of Rights as the number of Units represented by this certificate, such Rights being on the terms provided under the Rights Agreement between Hallwood Realty Partners, L.P. and EquiServe Trust Company (formerly known as Bank Boston, N.A. and The First National Bank of Boston), as rights agent (the "Rights Agent"), dated as of November 30, 1990, as amended (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Hallwood Realty Partners, L.P. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. Hallwood Realty Partners, L.P. shall mail to the registered holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to or Beneficially Owned by a Person who is, was, or becomes, an Acquiring Person (or by the Affiliates or Associates of such Person) (as such terms are defined in the Rights Agreement) and specified transferees of such Acquiring Person (or its Affiliates or Associates) and any subsequent holder of such Rights shall be null and void."

               (e) Section 4(b) is hereby amended in its entirety to read as follows:

         "Notwithstanding any other provision of this Rights Agreement, any Right Certificate that represents Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person,
         (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or any such Affiliate or Associate) or to any Person with whom the Acquiring Person (or such Affiliate or Associate) has any continuing written or oral agreement, arrangement, or understanding regarding the transferred Rights, Voting Units of the Partnership, or the Partnership or (B) a transfer that the General Partner of the Partnership has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof, shall have impressed on, printed on, written on or otherwise affixed to it (to the extent feasible if the Partnership or the Rights Agent has actual knowledge of any of the foregoing) the following legend:

                  The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may be or become void in the circumstances specified in
                  Section 7(e) of the Rights Agreement."

               (f) Section 7(a) is hereby amended in its entirety to read as follows:

         "The Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date (unless otherwise provided herein). The Rights may be exercised, in whole or in part, at any time commencing with the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price with respect to each Right exercised, subject to adjustment as hereinafter provided, at or prior to the close of business on the earlier of (i) March 31, 2008 (the "Final Expiration

         Date") or (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (such earlier date being herein referred to as the "Expiration Date")."

               (g) Section 7(b) is hereby amended to delete the first sentence of such Section 7(b) and replace such sentence with the following:

         "Upon adoption of this Agreement on November 30, 1990, the Exercise Price was initially $50 for each Unit issued pursuant to exercise of a Right. By reason of the 1-for-5 reverse split effected by the Partnership in 1995, the Exercise Price at the time of adoption of Amendment No. 2 to this Agreement is $250 for each Unit issued pursuant to the exercise of a Right, subject to further adjustment as provided herein."

               (h) Section 7(e) is hereby amended in its entirety to read as follows:

         "Notwithstanding any provision of this Rights Agreement to the contrary, from and after the time that any Person becomes an Acquiring Person, any Rights that are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or any such Affiliate or Associate) or to any Person with whom the Acquiring Person (or such Affiliate or Associate) has any continuing written or oral agreement, arrangement, or understanding regarding the transferred Rights, Voting Units of the Partnership, or the Partnership or (B) a transfer that the General Partner of the Partnership has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any right with respect to such Rights under any provision of this Rights Agreement from and after such time. The Partnership shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b), but neither the Partnership nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Partnership's failure to make any determination under this Section 7(e) or such Section 4(b) with respect to an Acquiring Person or its Affiliates, Associates, or transferees."

               (i) Section 18 is hereby amended to delete the second sentence of such Section 18 and replace it with the following:

         "The Partnership also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the cost and expenses of defending against any claim of liability relating to the Rights or this Rights Agreement."

               (j) Section 20(c) is hereby amended in its entirety to read as follows:

         "The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct."

               (k) Section 21 is hereby amended by inserting the following sentence following the first sentence of such Section 21:

         "In the event the transfer agency relationship in effect between the Partnership and Rights Agent terminates, the Rights Agent will be deemed to resign automatically on the effective date of such termination; and any required notice will be sent by the Partnership."

               (l) Section 23 is hereby amended in its entirety to read as follows:

                  "(a) The General Partner of the Partnership may, at its option, cause the Partnership to redeem all but not less than all the then outstanding Rights, at any time prior to earlier of (i) such time as any Person becomes an Acquiring Person or (ii) the close of business on the Final Expiration Date, at a redemption price of $.01 per Right, subject to adjustments as provided in subsection (c) below (the "Redemption Price"). The redemption of the Rights authorized by the General Partner of the Partnership pursuant to this paragraph (a) may be made effective at such time, on such basis, and with such conditions as the General Partner of the Partnership in its sole discretion may establish.

                  (b) Immediately upon the action of the General Partner of the Partnership ordering the redemption of the Rights and subject to any conditions established by the General Partner, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 days after the action of the General Partner ordering the redemption of the Rights, the Partnership shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Units. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made.

                  (c) In the event the Partnership shall at any time after the date of this Rights Agreement (A) pay any distribution on Units payable in Units, (B) subdivide or split the outstanding Units into a greater number of limited partner interests or (C) combine or consolidate the outstanding Units into a smaller number of limited partner interests or effect a reverse split of the outstanding Units, then and in each such event the Redemption Price shall be adjusted so that the Redemption Price after such event shall equal the Redemption Price immediately prior to such event multiplied by a fraction the numerator of which is the number of Units outstanding immediately prior to such event and the denominator of which is the number of Units outstanding immediately after such event; provided, however, that in each case such adjustment to the Redemption Price shall be made only if the amount of the Redemption Price shall be reduced or increased by no less than $.01 per Right."

                  (m) Sections 24 through 32 are hereby re-designated as Sections 25 through 33, all references to those sections in the Rights Plan are correspondingly amended, and a new Section 24 entitled "Exchange" shall be inserted to read in its entirety as follows:

                  "(a) The General Partner of the Partnership may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Units at an exchange ratio of one Unit per Right, subject to adjustments as provided in subsection (c) below (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the General Partner of the Partnership shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of Voting Units representing 50% or more of the Voting Units of the Partnership then outstanding.

                  (b) Immediately upon the action of the General Partner of the Partnership ordering the exchange of any Rights pursuant to paragraph
         (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Units equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Within 10 days after the action of the General Partner ordering the exchange of the Rights, the Partnership shall give notice of such exchange to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of Units for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                  (c) The exchange ratio set forth in subsection (a) above shall be appropriately adjusted to reflect any (A) distribution on Units payable in Units,

         (B) subdivision or split of the outstanding Units into a greater number of limited partner interests, or (C) combination or consolidation of the outstanding Units into a smaller number of limited partner interests or reverse split of the outstanding Units, in each case occurring after the date hereof.

                  (d) In the event that there shall not be sufficient Units authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Partnership may, at the election of the General Partner, take all such action as may be necessary to authorize additional Units for issuance upon exchange of the Rights. Notwithstanding anything in this Section 24 to the contrary, the General Partner of the Partnership shall not authorize or effect the exchange of Rights as contemplated in accordance with this
         Section 24 unless and until there shall be sufficient Units authorized but unissued to permit any such exchange."

               (n) Re-designated Section 26, entitled "Notices," is hereby amended to (i) indicate that the name of the General Partner is Hallwood Realty, L.L.C. and (ii) delete the name, address and contact information for the Rights Agent and to replace such deleted items with the following:

         "EquiServe Trust Company, N.A.
         150 Royall Street
         Mail Stop 45-02-62
         Canton, Massachusetts  02021
         Attention:  Shareholder Services Division"

               (o) Re-designated Section 27, entitled "Supplements and Amendments," is hereby amended in its entirety to read as follows:

         "The Partnership (by action of the General Partner) and the Rights Agent, if the Partnership so directs, may from time to time supplement or amend this Rights Agreement without the approval of any holders of Rights (i) in order to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) prior to the Distribution Date, to shorten or lengthen any time period hereunder or otherwise to amend or supplement in any respect any provision herein which the Partnership may deem necessary or desirable, or (iv) subsequent to the Distribution Date, to amend or supplement in any respect any provision herein which the Partnership may deem necessary or desirable and which shall not adversely affect the interest of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof). Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Units."

               (p) New Section 34 entitled "Force Majeure" shall be inserted following re-designated Section 33, entitled "Severability," to read in its entirety as follows:


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

         "Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest."

               (q) The Summary of Rights attached as Exhibit A to the Rights Plan is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto.

         2. The Rights Agreement, as amended hereby, shall remain in full force and effect.

         3. This Amendment shall be deemed a contract made under the laws of the State of Delaware and for all purposes shall be governed and construed and enforced in accordance with the laws of such state applicable to contracts made and performed entirely within such state.

         4. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment and of the Rights Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         5. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.




                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed, all as of the day and year first written above. .


ATTEST:                                    HALLWOOD REALTY PARTNERS, L.P.

                                           By: Hallwood Realty, L.L.C.
                                               General Partner


/s/ JEFFREY D. GENT                            By: /s/ WILLIAM L. GUZZETTI
-------------------                               -----------------------------
                                               Name:  William L. Guzzetti
                                               Title: President



                                               EQUISERVE TRUST COMPANY, N.A.


                                               By: /s/ M. PRENTICE
                                                   ----------------------------
                                               Name:  M. Prentice
                                               Title: Managing Director

                                                                       EXHIBIT A




                         HALLWOOD REALTY PARTNERS, L.P.

                       SUMMARY OF RIGHTS TO PURCHASE UNITS


         On November 30, 1990, Hallwood Realty Corporation (the predecessor in interest to Hallwood Realty, L.L.C.), the general partner (the "General Partner") of Hallwood Realty Partners, L.P. (the "Partnership"), declared a distribution of one Unit Purchase Right (a "Right") for each outstanding limited partner interest (a "Unit") of the Partnership. The distribution was payable as of December 10, 1990 to holders of Units of record on that date. The description and terms of the Rights are set forth in a Rights Agreement, dated as of November 30, 1990, between the Partnership and Equiserve Trust Company, N.A., a national banking association (formerly known as Bank Boston, N.A. and the First National Bank of Boston, the "Rights Agent"), as amended by that certain Amendment No. 1, dated February 14, 2000, by and between the Partnership and the Rights Agent and as further amended by that certain Amendment No. 2, dated March 28, 2003, by and between the Partnership and the Rights Agent (as so amended the "Rights Agreement").

         Pursuant to the Rights Agreement, as of March 28, 2003, each Right entitles the registered holder to purchase from the Partnership one additional Unit of the Partnership, at a price of $250 per Unit (the "Purchase Price"), subject to adjustment as provided in the Rights Agreement.

         As discussed below, initially the Rights will not be exercisable, Rights Certificates will not be sent to holders of Units and the Rights will automatically trade with the Units.

         The Rights will separate from the Units on the Distribution Date. The "Distribution Date" will occur upon the earlier of (i) the close of business on the tenth day after a public announcement that a person or group of affiliated or associated persons has become an "Acquiring Person" (as hereafter described) or (ii) the close of business on the tenth day (or such later date as may be determined by action of the General Partner) after the date of the commencement or announcement of a person's or group's intention to commence a tender or exchange offer (other than a tender or exchange offer by the Partnership, the General Partner, any subsidiary of the Partnership, any subsidiary or affiliate of the General Partner, or any employee benefit plan of the Partnership or the General Partner or of any subsidiary of the Partnership or of any subsidiary or affiliate of the General Partner) the successful consummation of which would result in the ownership of 30% or more of the outstanding Voting Units of the Partnership, even if no purchases actually occur pursuant to such offer. Until the Distribution Date, the Rights will be evidenced, with respect to any of the certificates representing Units outstanding as of December 10, 1990, by such certificate representing Units with a copy of this Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be represented by and transferred with, and only with, Units. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new certificates representing Units issued after December 10, 1990 will contain a legend incorporating the Rights Agreement by reference. Until the

Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any of the certificates representing Units outstanding as of December 10, 1990, with or without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Units represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Units as of the close of business on the Distribution Date and such separate certificates alone will evidence the Rights from and after the Distribution Date.

         An "Acquiring Person" is a Person or group of affiliated or associated Persons that has acquired beneficial ownership of 15% or more of the Partnership's Voting Units (an "Acquiring Person"), except that Acquiring Person shall not include (A) the Partnership, (B) the General Partner, (C) any subsidiary of the Partnership, (D) any subsidiary or affiliate of the General Partner, (E) any employee benefit plan or employee stock plan of the Partnership or the General Partner or of any subsidiary of the Partnership or of any subsidiary or affiliate of the General Partner, (F) any person whose ownership of 15% or more of the Units of the Partnership then outstanding results from a transaction or transactions approved by the General Partner on behalf of the Partnership before such person acquires such 15% beneficial ownership (provided that such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Partnership's Units unless otherwise approved by the General Partner), (G) any person whose beneficial ownership of Units of the Partnership is increased to 15% or more of the Units of the Partnership then outstanding solely by reason of a reduction in the number of issued and outstanding Units of the Partnership pursuant to a transaction or transactions approved by the General Partner (provided that such person shall become an Acquiring Person upon his acquisition of an additional 1% of Units of the Partnership unless otherwise approved by the General Partner), or (H) any person whose ownership of 15% or more of the Units of the Partnership then outstanding results from any action or transaction deemed by the General Partner not to cause such person to become an Acquiring Person which action or transaction is approved prior to such person otherwise becoming an Acquiring Person (provided such person shall become an Acquiring Person upon his acquisition of an additional 1% of the Units unless otherwise approved by the General Partner). In addition, if the General Partner determines in good faith that a Person or group of affiliated or associated Persons would otherwise be an Acquiring Person but has become such inadvertently and such Person or group divests as promptly as practicable a sufficient number of Voting Units so that such Person or group would no longer be an Acquiring Person, then such Person or group will not be deemed an Acquiring Person for purposes of the Rights Agreement.

         The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on March 31, 2008, unless earlier redeemed or exchanged by the Partnership as described below.

         The number of Units issuable upon exercise of the Rights is subject to certain adjustments from time to time in the event of a distribution on, or a subdivision or combination of, the Units. The Purchase Price is subject to adjustment in the event of extraordinary distributions of cash or other property to holders of Units.

         Following the time any Person or group becomes an Acquiring Person, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person or its Affiliates or Associates will be null and void.

         Unless the Rights are earlier redeemed or exchanged or the transaction is approved by the General Partner, in the event that, after the Rights have become exercisable, the Partnership were to be acquired in a merger or other business combination (in which any Units are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of the Partnership and its subsidiaries (taken as a whole) were to be sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision will be made so that each holder of record of a Right (other than Rights that are or were held by an Acquiring Person or its Affiliates or Associates that have become null and void pursuant to the terms of the Rights Agreement) will from and after such date have the right to receive, upon payment of the Purchase Price, that number of limited partner interests or common shares of the acquiring company or partnership having a market value at the time of such transaction equal to two times the Purchase Price. In addition, unless the Rights are earlier redeemed or exchanged or the transaction is approved by the General Partner on behalf of the Partnership, in the event that a person or group, with certain exceptions, becomes the beneficial owner of 15% or more of the Partnership's Voting Units, the Rights Agreement provides that proper provisions will be made so that each holder of record of a Right (other than Rights that are or were held by an Acquiring Person or its Affiliates or Associates that have become null and void pursuant to the terms of the Rights Agreement) will thereafter have the right to receive, upon payment of the Purchase Price, that number of Units having a market value at the time of the transaction equal to two times the Purchase Price.

         Fractions of Units may, at the election of the Partnership, be evidenced by depositary receipts. The Partnership may also issue cash in lieu of fractional limited partner interests which are not integral multiples of one Unit.

         At any time on or prior to the close of business on the earlier of (i) such time as any Person becomes an Acquiring Person or (ii) March 31, 2008, the Partnership (by action of the General Partner) may redeem the Rights in whole, but not in part, at a price of $.01 per Right (subject to adjustment in certain events) (the "Redemption Price"). Immediately upon the action of the General Partner of the Partnership authorizing redemption of the Rights and subject to any conditions established by the General Partner, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         At any time after any Person becomes an Acquiring Person and before any such Acquiring Person shall become the beneficial owner of 50% or more of the Partnership's outstanding Voting Units, the General Partner, at its option, may exchange the Rights (other than Rights that previously have become void as described above), in whole or in part, for Units at an exchange ratio of one Unit per Right (subject to adjustment in certain events).

         Any of the provisions of the Rights Agreement may be amended without the approval of the holders of Rights in order to cure any ambiguity, defect, inconsistency or to make any other changes that the General Partner may deem necessary or desirable. After any Person or group of affiliated or associated Persons becomes an Acquiring Person, the provisions of the Rights



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Agreement may not be amended in any manner that would adversely affect the interests of the holders of Rights (excluding the interests of any Acquiring Person or other Persons whose rights have become void as described above).

         Until a Right is exercised, the holder, as such, will have no rights as a holder of limited partner interests of the Partnership, including, without limitation, the right to vote or to receive distributions.

         A copy of the Rights Agreement has been filed with the Securities and Exchange commission as an Exhibit to a Registration Statement on Form 8-A dated December 10, 1990. [ADD INFORMATION REGARDING FILING OF AMENDMENT NO. 1 AND NO. 2]. A copy of the Rights Agreement is available free of charge from the Partnership. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is incorporated in this summary description by reference. Capitalized terms used herein and defined in the Rights Agreement and not otherwise defined herein shall have the meaning set forth in the Rights Agreement.



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